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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT

                       Pursuant to Section 13 or 15 (d) of
                       the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 3, 2004


                          ENCYSIVE PHARMACEUTICALS INC.
             (Exact name of registrant as specified in its charter)


               DELAWARE                                0-20117                              13-3532643
       (State of Incorporation)                (Commission File Number)         (IRS Employer Identification No.)
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                            6700 WEST LOOP, 4TH FLOOR
                              BELLAIRE, TEXAS 77401
              (Address of Registrant's principal executive offices)

                                 (713) 796-8822
              (Registrant's telephone number, including area code)


                                 Not Applicable
          (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

         On June 3, 2004, Encysive Pharmaceuticals Inc. issued a press release announcing its intention to retain all marketing rights to ThelinTM, its selective endothelin antagonist in late-stage development for the treatment of pulmonary arterial hypertension (PAH). The Company had previously planned to license rights for marketing the product outside of North America while preserving for itself U.S. and Canadian rights. The full text of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c) Exhibits.

             99.1     Press Release.




                            [SIGNATURE PAGE FOLLOWS]



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  Encysive Pharmaceuticals Inc.

Date: June 3, 2004                By: /s/ Stephen L. Mueller
                                      ------------------------------------------
                                      Stephen L. Mueller
                                      Vice-President, Finance and Administration
                                      Secretary and Treasurer



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                                INDEX TO EXHIBITS


EXHIBIT NO.          DESCRIPTION
-----------          -----------

   99.1              Press Release